UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-23057
Guggenheim Energy & Income Fund
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 827-0100
Date of fiscal year end: September 30
Date of reporting period: October 1, 2018 – March 31, 2019

Item 1.  Reports to Stockholders.
The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

3.31.2019 (Unaudited)

Guggenheim Funds Semiannual Report

Guggenheim Energy & Income Fund

Beginning on January 1, 2021, paper copies of the Fund's annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Fund's transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to "Communication Preferences" or call 1-866-488-3559.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GuggenheimInvestments.com

CEF-GEI-SAR-0319

GUGGENHEIMINVESTMENTS.COM/XGEIX
...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENERGY & INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/xgeix, you will find:
•	Daily, weekly and monthly data on NAV, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices and tax characteristics
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	March 31, 2019

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Energy & Income Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended March 31, 2019.
The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products.
As a non-listed fund, the Fund does not have a market price or market price return. For the semiannual fiscal period ended March 31, 2019, the Fund provided a total return based on net asset value (NAV) of -1.86%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of March 31, 2019, the Fund’s NAV was $971.83 per share, compared with $1,046.28 per share on September 30, 2018.
The Fund made two distributions in the period, each for $26.8125 per share: December 31, 2018 and March 29, 2019. The distribution rate at the end of the period, based on the closing NAV, was 11.04%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(g) on page 32 for more information on distributions for the period.
During the period, the Board of Trustees approved two tender offers, each to purchase for cash up to 2.5% of the Fund’s outstanding common shares. Both were successfully completed, the most recent on April 5, 2019. The tender offers are discussed in more detail elsewhere in this report.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. The Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is also an affiliate of Guggenheim.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 3

(Unaudited) continued	March 31, 2019

To learn more about the Fund, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on Guggenheim’s investment philosophy, views on the economy and market environment, and information about the Fund’s performance. We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/xgeix.

Sincerely,
Brian E. Binder
President and Chief Executive Officer
Guggenheim Energy & Income Fund
April 30, 2019

4 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	March 31, 2019

Guggenheim Energy & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes Thomas Hauser, Senior Managing Director and Portfolio Manager; Steven Brown, Senior Managing Director and Portfolio Manager; Adam Bloch, Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended March 31, 2019.
What is the Fund’s investment objective and how is it pursued?
The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. Energy companies include those that have at least 50% of their assets, income, sales, or profits committed to, or derived from:
•
production, exploration, development, mining, extraction, transportation (including marine transportation), refining, processing, storage, distribution, management, marketing, and/or trading of oil, natural gas, natural gas liquids, refined petroleum products, coal, biofuels, or other natural resources used to produce energy or ethanol;

•
generation, transmission, distribution, marketing, sale, and/or trading of all forms of electrical power (including through clean and renewable resources, such as solar energy, wind energy, geothermal energy, or hydropower) or gas;

•	manufacturing, marketing, management, sale, and/or trading of equipment, products or other supplies predominantly used by entities engaged in such businesses; and
•	provision of services to entities engaged in such businesses.
Under normal market conditions, the Fund invests at least 70% of its managed assets (net assets plus financial leverage) in securities of energy companies. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products. Other income-producing securities in which the Fund may invest include corporate bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, asset-backed securities, commercial paper, U.S. government securities, sovereign government and supranational debt securities, structured products, and dividend-paying common equity securities.
The Fund may invest in debt securities of any credit quality, and may invest without limitation in securities of below-investment-grade quality (also known as high yield securities or junk bonds). Securities of below-investment-grade quality are considered predominantly speculative with respect

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2019

to the issuer’s capacity to pay interest and repay principal when due. Securities of below-investment-grade quality involve special risks as compared to investment-grade-quality securities.
The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
How did the Fund perform for the period?
For the semiannual fiscal period ended March 31, 2019, the Fund provided a total return based on net asset value (NAV) of -1.86%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of March 31, 2019, the Fund’s NAV was $971.83 per share, compared with $1,046.28 on September 30, 2018.
What were the Fund’s distributions for the period?
The Fund made two distributions in the period, each for $26.8125 per share: December 31, 2018 and March 29, 2019. The distribution rate at the end of the period, based on the closing NAV, was 11.04%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(g) on page 32 for more information on distributions for the period.
Why did the Fund accrue excise tax during the period?
As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Fund’s income and capital gains can vary significantly from year to year, the Fund seeks to maintain more stable monthly distributions over time. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.

6 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2019

Why is there no market price for the Fund?
The Fund is a non-listed closed-end fund. It is designed for long-term investors and an investment in the common shares should be considered illiquid. An investment in the common shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the common shares are not redeemable at an investor’s option, and unlike traditional listed closed-end funds, the common shares are not listed on any securities exchange. Investors should not expect to be able to sell their common shares, regardless of how the Fund performs. Investors may not have access to the money invested until a shareholder liquidity event occurs.
What is a shareholder liquidity event?
The Fund intends to complete an event intended to provide liquidity on or before July 28, 2023 (liquidity event date). The Fund’s Board of Trustees may extend the liquidity event date for one year, to July 28, 2024, without a shareholder vote. The liquidity event date can be further extended beyond July 28, 2024, if approved by 75% of the Board of Trustees followed by approval by 75% of the outstanding voting securities of the Fund. A shareholder liquidity event will consist of either: termination and liquidation of the Fund, or a tender offer to repurchase 100% of the Fund’s outstanding common shares at a price equal to the then-current NAV. The Fund’s investment objectives and policies are not designed to seek to return to investors who purchased common shares in the initial offering their initial investment on the liquidity event date or any other date. Such initial investors and any investors who purchase common shares after the completion of the offering may receive less than their original investment through any shareholder liquidity event.
Did the Fund provide any liquidity for shareholders during the period?
During the period, the Board of Trustees approved two tender offers. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding.

	Tender Offer
Tender Expiration	(2.5% of outstanding	Shares	Purchase Price
Dates	shares as of expiration)	Tendered	(NAV on Expiration)
January 7, 2019	1,681	11,968	$958.46
April 5, 2019	1,642	16,416	$977.49

In any given quarter, Guggenheim Funds Investment Advisors, LLC (“the Adviser”) may or may not recommend to the Board of Trustees that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no further tender offers will be conducted during the term of the Fund.
If no other tender offer is made, shareholders may not be able to sell their common shares as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, shareholders may be able to sell their common shares only at substantial discounts from NAV.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2019

What were macroeconomic conditions over the period?
Late 2018 and early 2019 U.S. economic data stoked fears of a possible slowdown, prompting the U.S. Federal Reserve (the “Fed”) to abort its tightening cycle. Housing activity weakened in the second half of 2018, personal spending growth declined, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised to the upside by posting a growth rate of 3.2 percent. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.
Taking a longer view, the indicators GPIM tracks as part of our proprietary recession probability indicator continue to signal that the economy could be heading into a recession in about a year. The unemployment rate has leveled off after years of steady declines, the Fed has moved to a neutral bias on rates, the yield curve has inverted, growth in leading indicators has slowed, gains in total hours worked have slowed, and real retail sales growth has fallen sharply. Taken together, these data points support the view that the next recession may begin as early as the first half of 2020.
Overseas, continued weakness in economic data finally prompted policy action. The European Central Bank (“ECB”) revised expected real GDP growth downward for 2019 and shortly thereafter delivered further accommodation. Rate hikes are now forecasted to come later than previously indicated, and the ECB launched a series of targeted long-term refinancing operations consisting of two-year loans. China, another major economy that has shown signs of slowing, showed a mix of softening and signs of stabilization in recent economic activity. So far, Chinese authorities have announced fiscal stimulus through tax cuts and infrastructure spending, and monetary stimulus in the form of a reduction in the reserve requirement ratio.
Foreign governments’ stimulus to their local economies may be good news for U.S. activity. The downward trend in global growth weighed on U.S. activity, as evidenced by some weakness in 2018 U.S. exports and downward revisions to this year’s expected corporate earnings. If policy changes are enough to avoid a slowdown in Western Europe or boost growth in China, the combination of this and lower U.S. rates could be positive for U.S. growth later in the year. However, the U.S., Europe, and China are not yet out of the woods. All three remain key risks to global growth given the lack of a Brexit agreement, weakening in German manufacturing activity, and unresolved U.S.-China tariff negotiations. Without a positive catalyst, the trajectory for the U.S. could remain negative, with a major event risk looming in the fall, when the U.S. Treasury Department will exhaust its “extraordinary measures” and force a congressional debate about the debt ceiling. This could prompt fears of a technical default and complicate fiscal year 2020 budget negotiations, where a fiscal spending cliff looms.
How did the high yield energy market perform in this environment?
For the period, the energy sector of the Bloomberg Barclays U.S. Corporate High Yield Index returned -2.59%. Declining oil prices were a drag on the sector with exploration & production (“E&P”) the worst-performer. By comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned 2.39% and the Credit Suisse Leveraged Loan Index returned 0.58%.

8 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2019

What happened to the price of oil over the period?
Oil prices, as measured by West Texas Intermediate, were volatile during the period, reaching a period high of around $76 per barrel in early October before experiencing an over-supplied market that produced a 38% decline in oil prices in the fourth quarter of 2018. Global economic data weakened throughout that quarter, as macroeconomic and geopolitical events—including a trade war between the United States and China and concerns over slowing growth—triggered a broad selloff in risk assets.
Conditions reversed course in the first quarter of 2019, as a brighter picture of global growth, tighter oil supply and higher demand drove WTI up 30%, closing March at about $61 per barrel. Production cuts, from both the OPEC+ countries (Organization of the Petroleum Exporting Countries, or OPEC, and Russia) and the sanctioned nations of Iran and Venezuela, contributed the most to the tighter market. More than 2.3 million barrels of oil per day were removed from the market in the first quarter of 2019 from Venezuela, Iran and Libya alone. The United States imposed sanctions on Iran in early November and was not planning to renew limited waivers in May 2019.
U.S. production grew over the six-month period, from about 11 million barrels per day to 11.9 million, driven by shale oil. But the oil services company, Schlumberger, said in April 2019 that its customers were shifting focus from U.S. shale toward offshore reserves, estimating that spending on new wells in the United States had fallen by 10%. Most energy forecasters now project a market shortfall of almost 400,000 barrels per day based on diminished output from OPEC+, with prices climbing into the $70s during the high-demand summer months.
Overall, oil prices remain in line with GPIM’s expectations. The fundamentals continue to suggest a gradual normalization of supply in the market. Oil is expected to stay in the current range, despite the potential for slippage in the agreement of OPEC members.
Describe the environment for high yield bonds.
High-yield corporate bonds had a soft fourth quarter, erasing the gains from the first three quarters of the year. This was driven in part by trade and tariff concerns, equity market weakness, and a hawkish Federal Reserve. The high yield market experienced outflows of about $16bn in the quarter, which exacerbated weakness in the market, particularly in the larger, more liquid capital structures. As a result of market volatility, new issue volumes declined materially with no new issues pricing in December.
High-yield corporate bonds had a strong first quarter in 2019 as the market more than reversed losses from the fourth quarter. This represents the best quarter in terms of performance for high-yield corporate bonds since the third quarter of 2009. Macroeconomic factors aided performance on the back of optimism of a trade deal with China and softer economic data caused the Federal Reserve to become more dovish. The high yield market experienced inflows in the asset class of about $11bn in the quarter and new issue volumes were roughly flat relative to the first quarter of 2018.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 9

QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2019

How is the portfolio positioned at the end of the period?
The Fund is constructed to generate strong yield and to mitigate downside risk. GPIM has addressed this through focusing on high yield bonds along with secured bank loans. In addition, the Fund has large exposures to midstream assets that face less downside commodity price risk and have significant asset coverage.
The Fund’s portfolio consists of about 40% secured paper, which we believe is more defensive as it places the Fund higher up in the capital structure and protects collateral. The majority of assets are trading above book price, and this increases our confidence that the Fund can continue to deliver on its dividend. The portfolio has about 70% energy exposure with some exposure to strong credits in other industries that present good relative value opportunities. The Fund is overweight midstream, equal weight E&P, and underweight oil field services and refining relative to issuance available in the high yield credit universe. GPIM does not expect a significant shift in the strategy or how the Fund is positioned.
The Fund invests in non-U.S. dollar-denominated assets when the risk-return profile is favorable. Non-U.S. dollar-denominated assets comprise less than 2% of the Fund. The Fund entered forward foreign currency exchange contracts to hedge exchange rate risk. Over the course of the year, the U.S. dollar appreciated versus foreign currencies which resulted in a positive impact on the forward foreign currency exchange contracts and added to performance. This was offset by depreciation of the foreign currency assets in U.S. dollar terms.
What is the Fund’s leverage strategy?
The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. As of March 31, 2019, the Fund’s leverage was approximately 21% of managed assets (net assets plus financial leverage). The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio.
Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The Fund expects to employ leverage primarily through indebtedness and engaging in reverse repurchase agreements. The Fund is permitted to issue preferred shares, but has no current intention to do so. There is no guarantee that the Fund’s leverage strategy will be successful.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2019

Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.
Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
Please see guggenheiminvestments.com/xgeix for a more detailed discussion of the Fund’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

Fund Statistics
Net Asset Value	$971.83
Net Assets ($000)	$63,933

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED March 31, 2019

	Six			Since
	Month	One	Three	Inception
	(non-annualized)	Year	Year	(08/13/15)
Guggenheim Energy & Income Fund
NAV	(1.86%)	0.58%	16.45%	8.98%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/xgeix. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Breakdown	% of Net Assets
Corporate Bonds	90.5%
Senior Floating Rate Interests	28.9%
Common Stocks	4.7%
Asset-Backed Securities	0.7%
Total Investments	124.8%
Other Assets & Liabilities, net	(24.8)%
Net Assets	100.0%

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	March 31, 2019

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	March 31, 2019

Ten Largest Holdings	% of Total Net Assets
Unit Corp., 6.63%	4.6%
TexGen Power LLC	4.0%
Exterran Energy Solutions Limited Partnership / EES Finance Corp., 8.13%	3.7%
American Midstream Partners Limited Partnership / American Midstream Finance Corp., 8.50%	3.4%
Whiting Petroleum Corp., 5.75%	3.2%
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.75%	3.2%
LBC Tank Terminals Holding Netherlands BV, 6.88%	3.1%
Arctic Long Carriers, 7.00%	3.0%
MRP Generation Holding, 9.60%	2.9%
Covey Park Energy LLC / Covey Park Finance Corp., 7.50%	2.9%
Top Ten Total	34.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/xgeix. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

Portfolio Composition by Quality Rating*
Rating	% of Total Investments
Fixed Income Instruments
BBB	13.9%
BB	34.8%
B	36.6%
CCC	5.5%
NR**	5.5%
Other Instruments	3.7%
Total Investments	100.0%

*
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Ratings Organization. For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments converts ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.

14 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	March 31, 2019

	Shares	Value

COMMON STOCKS† – 4.7%
Utilities – 4.0%
TexGen Power LLC*,††	65,297	$2,538,421

Energy – 0.6%
SandRidge Energy, Inc.*	38,619	309,724
Approach Resources, Inc.*	143,360	50,706
Titan Energy LLC*	23,593	1,416
Total Energy		361,846

Consumer, Cyclical – 0.1%
ATD New Holdings, Inc.*,††	3,845	94,203
Total Common Stocks
(Cost $4,525,537)		2,994,470

	Face
	Amount~	Value

CORPORATE BONDS†† – 90.5%
Energy – 63.7%
Unit Corp.
6.63% due 05/15/21[1]	3,050,000	2,928,000
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25[1]	2,350,000	2,397,000
American Midstream Partners Limited Partnership / American Midstream
Finance Corp.
8.50% due 12/15/21[2]	2,345,000	2,157,400
Whiting Petroleum Corp.
5.75% due 03/15/21	2,050,000	2,073,575
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25[1]	2,200,000	2,073,500
PDC Energy, Inc.
5.75% due 05/15/26	1,500,000	1,466,250
6.13% due 09/15/24	450,000	450,000
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[1,2]	2,000,000	1,850,000
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	850,000	882,871
5.63% due 04/15/23[1]	750,000	812,895
Newfield Exploration Co.
5.38% due 01/01/26[1]	1,550,000	1,670,301
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[1]	1,500,000	1,659,037
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[1,2]	1,500,000	1,579,576
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[2]	1,650,000	1,522,125

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 90.5% (continued)
Energy – 63.7% (continued)
Indigo Natural Resources LLC
6.88% due 02/15/26[1,2]	1,700,000	$1,504,500
Bruin E&P Partners LLC
8.88% due 08/01/23[2]	1,550,000	1,484,125
Antero Resources Corp.
5.00% due 03/01/25[1]	1,500,000	1,473,750
Hess Corp.
4.30% due 04/01/27[1]	1,200,000	1,188,469
7.88% due 10/01/29	200,000	240,993
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream
Finance Corp.
6.25% due 04/01/23[1]	1,300,000	1,332,500
MPLX, LP
4.88% due 12/01/24	1,000,000	1,067,081
TerraForm Power Operating LLC
6.63% due 06/15/25[2]	1,000,000	1,047,500
DCP Midstream Operating, LP
5.35% due 03/15/20[2]	1,025,000	1,043,112
Pattern Energy Group, Inc.
5.88% due 02/01/24[2]	1,000,000	1,017,500
Callon Petroleum Co.
6.13% due 10/01/24	1,000,000	1,005,000
SRC Energy, Inc.
6.25% due 12/01/25	1,050,000	937,440
Parkland Fuel Corp.
6.00% due 04/01/26[2]	925,000	933,371
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25	600,000	652,500
Gibson Energy, Inc.
5.25% due 07/15/24[2]	CAD 700,000	533,145
Basic Energy Services, Inc.
10.75% due 10/15/23[2]	650,000	520,000
Phillips 66 Partners, LP
3.55% due 10/01/26	500,000	491,292
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	400,000	376,000
Range Resources Corp.
5.88% due 07/01/22	350,000	353,500
Total Energy		40,724,308

Utilities – 9.4%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[2]	2,080,000	1,965,600

See notes to financial statements.

16 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 90.5% (continued)
Utilities – 9.4% (continued)
AES Corp.
5.50% due 04/15/25	1,000,000	$1,037,500
Terraform Global Operating LLC
6.13% due 03/01/26[2]	1,025,000	999,375
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	850,000	846,812
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27	775,000	765,313
Clearway Energy Operating LLC
5.75% due 10/15/25[2]	400,000	401,500
Total Utilities		6,016,100

Communications – 6.6%
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[1,2]	1,475,000	1,180,000
EIG Investors Corp.
10.88% due 02/01/24	1,050,000	1,102,500
MDC Partners, Inc.
6.50% due 05/01/24[2]	1,016,000	840,740
Cengage Learning, Inc.
9.50% due 06/15/24[2]	825,000	680,625
DISH DBS Corp.
7.75% due 07/01/26	450,000	391,500
Total Communications		4,195,365

Industrial – 3.3%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	1,850,000	1,757,500
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[2]	350,000	336,000
Total Industrial		2,093,500

Consumer, Cyclical – 3.1%
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	950,000	900,125
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[2]	800,000	813,000
Williams Scotsman International, Inc.
7.88% due 12/15/22[2]	175,000	180,250
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 01/15/22[1]	145,000	126,512
Total Consumer, Cyclical		2,019,887

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2019

	Face
	Amount~	Value

CORPORATE BONDS†† – 90.5% (continued)
Consumer, Non-cyclical – 2.4%
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[2]	825,000	$777,563
Beverages & More, Inc.
11.50% due 06/15/22[3]	500,000	372,500
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[2]	400,000	368,800
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 07/15/23[2]	50,000	38,500
Total Consumer, Non-cyclical		1,557,363

Basic Materials – 1.4%
Eldorado Gold Corp.
6.13% due 12/15/20[2]	680,000	665,516
United States Steel Corp.
6.88% due 08/15/25	250,000	243,125
Total Basic Materials		908,641

Financial – 0.6%
USI, Inc.
6.88% due 05/01/25[2]	200,000	194,250
NFP Corp.
6.88% due 07/15/25[2]	200,000	191,000
Total Financial		385,250
Total Corporate Bonds
(Cost $58,177,419)		57,900,414

SENIOR FLOATING RATE INTERESTS††,1,5 – 28.9%
Utilities – 11.0%
MRP Generation Holding
9.60% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 10/18/22	1,950,000	1,867,125
Panda Power
9.10% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 08/21/20	1,938,074	1,734,576
Carroll County Energy LLC
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/16/26	1,600,000	1,599,328
Panda Moxie Patriot
8.35% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 12/19/20	1,056,516	997,088
Stonewall
8.10% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	866,010	855,185
Total Utilities		7,053,302

See notes to financial statements.

18 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,1,5 – 28.9% (continued)
Energy – 6.2%
Permian Production Partners LLC
8.49% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/20/24	1,684,375	$1,617,000
Penn Virginia Holding Corp.
9.50% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 09/29/22	1,275,000	1,243,125
Summit Midstream Partners, LP
8.50% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	715,000	707,550
Ultra Petroleum, Inc.
6.49% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 04/12/24	428,000	369,685
Total Energy		3,937,360

Industrial – 4.4%
Arctic Long Carriers
7.00% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 05/18/23	1,965,000	1,901,137
Diversitech Holdings, Inc.
10.10% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	500,000	480,000
YAK MAT (YAK ACCESS LLC)
12.49% (1 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	550,000	435,875
Total Industrial		2,817,012

Consumer, Cyclical – 4.0%
Accuride Corp.
7.85% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	1,863,775	1,546,933
Mavis Tire Express Services Corp.
5.74% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	483,903	470,596
EnTrans International, LLC
8.50% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	245,313	241,633
Blue Nile, Inc.
9.13% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	250,938	239,645
American Tire Distributors, Inc.
8.66% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	35,482	34,773
10.13% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	23,596	21,000
Total Consumer, Cyclical		2,554,580

Technology – 1.6%
Planview, Inc.
12.25% (1 Month USD LIBOR + 9.75%, Rate Floor: 10.75%) due 07/27/23†††,4	1,000,000	1,002,929

Basic Materials – 0.9%
PetroChoice Holdings
7.74% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/19/22	597,458	594,471

Communications – 0.4%
Cengage Learning Acquisitions, Inc.
6.74% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	310,701	278,854

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2019

	Face
	Amount~	Value

SENIOR FLOATING RATE INTERESTS††,1,5 – 28.9% (continued)

Financial – 0.4%
PSS Companies
7.00% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 01/28/20	219,196	$219,196
Total Senior Floating Rate Interests
(Cost $19,205,047)		18,457,704

ASSET-BACKED SECURITIES†† – 0.7%

Collateralized Loan Obligations – 0.7%
Jamestown CLO V Ltd.
2014-5A, 7.87% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[2,5]	500,000	439,446
Total Asset-Backed Securities
(Cost $429,079)		439,446
Total Investments – 124.8%
(Cost $82,337,082)		$79,792,034
Other Assets & Liabilities, net – (24.8)%		(15,858,955)
Total Net Assets – 100.0%		$63,933,079

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Appreciation/ (Depreciation)
Barclays Bank plc	171,000	GBP	04/12/19	$224,152	$222,830	$1,322
Bank of America, N.A.	262,000	EUR	04/12/19	293,885	294,202	(317)
JPMorgan Chase
Bank, N.A.	713,000	CAD	04/12/19	530,559	533,844	(3,285)
						$(2,280)

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at March 31, 2019	Unrealized Depreciation
Bank of America, N.A.	86,000	GBP	04/12/19	$113,433	$112,067	$(1,366)
Barclays Bank plc	85,000	GBP	04/12/19	112,615	110,763	(1,852)
						$(3,218)

See notes to financial statements.

20 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2019

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
1
All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreement and unfunded loan commitments. As of March 31, 2019, the total market value of segregated or earmarked securities was $38,478,416.

2
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $25,264,519 (cost $26,515,571), or 39.5% of total net assets.

3
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $372,500 (cost $441,601), or 0.6% of total net assets — See Note 11.

4	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $1,002,929, (cost $989,985) or 1.6% of total net assets.
5
Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

CAD	Canadian Dollar
CLO	Collateralized Loan Obligation
EUR	Euro
GBP	British Pound
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
plc	Public Limited Company

See Sector Classification in Other Information section.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2019

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 6 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$361,846	$2,632,624	$—	$2,994,470
Corporate Bonds	—	57,900,414	—	57,900,414
Senior Floating Rate Interests	—	17,454,775	1,002,929	18,457,704
Asset-Backed Securities	—	439,446	—	439,446
Forward Foreign Currency
Exchange Contracts**	—	1,322	—	1,322
Total Assets	$361,846	$78,428,581	$1,002,929	$79,793,356

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency
Exchange Contracts**	$—	$6,820	$—	$6,820
Unfunded Loan Commitments (Note 10)	—	1,685	—	1,685
Total Liabilities	$—	$8,505	$—	$8,505

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $17,475,118 are categorized as Level 2 within the disclosure hierarchy.
The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at March 31, 2019	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Senior Floating Rate Interests	$1,002,929	Model Price	Liquidation Value	—	—

*	Inputs are weighted by the relative fair value of the instruments

22 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2019

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended March 31, 2019:

	Assets	Liabilities
	Senior Floating Rate Interests	Unfunded Loan Commitments
Beginning Balance	$988,893	$ (—	)*
Purchases/(Receipts)	—	—
(Sales, maturities and paydowns)/Fundings	—	—	*
Amortization of discount/premiums	1,153	—
Total realized gains or losses included in earnings	—	—
Total change in unrealized appreciation (depreciation) included in earnings	12,883	—
Ending Balance	$1,002,929	$—
Net change in unrealized appreciation (depreciation) for investments in
Level 3 securities still held at March 31, 2019	$12,883	$—

*	Market value is less than $1.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 23

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	March 31, 2019

ASSETS:
Investments, at value (cost $82,337,082)	$79,792,034
Foreign currency, at value (cost $294,822)	294,690
Cash	517,904
Unrealized appreciation on forward foreign currency exchange contracts	1,322
Receivables:
Interest	1,202,606
Investments sold	2,326
Other assets	1,428
Total assets	81,812,310
LIABILITIES:
Unfunded loan commitments, at value (Note 10)
(proceeds $305)	1,685
Reverse repurchase agreements	17,475,118
Unrealized depreciation on forward foreign currency exchange contracts	6,820
Payable for:
Investments purchased	239,056
Investment advisory fees	91,631
Professional fees	25,671
Other liabilities	39,250
Total liabilities	17,879,231
NET ASSETS	$63,933,079
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
65,786 shares issued and outstanding	$658
Additional paid-in capital	64,298,924
Total distributable earnings (loss)	(366,503)
NET ASSETS	$63,933,079
Shares outstanding ($0.01 par value with unlimited amount authorized)	65,786
Net asset value	$971.83

See notes to financial statements.

24 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	March 31, 2019
For the Six Months Ended March 31, 2019

INVESTMENT INCOME:
Interest	$3,492,988
Dividends	247,958
Total investment income	3,740,946
EXPENSES:
Investment advisory fees	560,431
Interest expense	328,232
Excise tax expense	169,350
Professional fees	53,603
Printing fees	40,928
Fund accounting fees	29,118
Trustees’ fees and expenses*	27,300
Administration fees	12,329
Transfer agent fees	9,019
Custodian fees	7,404
Insurance	3,371
Other expenses	8,181
Total expenses	1,249,266
Net investment income	2,491,680
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,375,296)
Foreign currency transactions	(7,455)
Forward foreign currency exchange contracts	24,718
Net realized loss	(1,358,033)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,608,882)
Foreign currency translations	(88)
Forward foreign currency exchange contracts	6,627
Net change in unrealized appreciation (depreciation)	(2,602,343)
Net realized and unrealized loss	(3,960,376)
Net decrease in net assets resulting from operations	$(1,468,696)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 25

STATEMENTS OF CHANGES IN NET ASSETS	March 31, 2019

	Period Ended March 31, 2019 (Unaudited)	Year Ended September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,491,680	$6,400,970
Net realized gain (loss) on investments	(1,358,033)	190,204
Net change in unrealized appreciation (depreciation) on investments	(2,602,343)	(3,606,749)
Net increase (decrease) in net assets resulting from operations	(1,468,696)	2,984,425
Distributions to shareholders	(3,564,105)	(7,656,872)
SHAREHOLDER TRANSACTIONS:
Reinvestments	210,324	457,489
Cost of shares redeemed through tender offers	(3,405,564)	(7,981,558)
Net decrease in net assets resulting from shareholder transactions	(3,195,240)	(7,524,069)
Net decrease in net assets	(8,228,041)	(12,196,516)
NET ASSETS:
Beginning of period	72,161,120	84,357,636
End of period	$63,933,079	$72,161,120

See notes to financial statements.

26 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS (Unaudited)	March 31, 2019
For the Six Months Ended March 31, 2019

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(1,468,696)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	2,608,882
Net change in unrealized (appreciation) depreciation on
forward foreign currency exchange contracts	(6,627)
Net realized loss on investments	1,375,296
Net accretion of bond discount and amortization of bond premium	(319,636)
Purchase of long-term investments	(5,144,704)
Proceeds from sale of long-term investments	14,007,167
Corporate actions and other payments	14,409
Paydowns received on mortgage and asset-backed securities and bonds	210,065
Net proceeds from sale of short-term investments	2,418,895
Decrease in interest receivable	238,734
Decrease in investments sold receivable	296,873
Decrease in other assets	3,369
Unfunded loan commitment fundings	(53)
Decrease in investments purchased payable	(1,079,717)
Decrease in segregated cash for reverse repurchase agreements due to broker	(214,000)
Decrease in investment advisory fees payable	(4,559)
Decrease in professional fees payable	(9,882)
Increase in other liabilities	12,160
Net Cash Provided by Operating and Investing Activities	12,937,976
Cash Flows From Financing Activities:
Distributions to common shareholders	(3,353,781)
Proceeds from reverse repurchase agreements	140,428,388
Payments made on reverse repurchase agreements	(145,933,832)
Payments for common shares redeemed for tender offers	(3,405,564)
Net Cash Used in Financing Activities	(12,264,789)
Net increase in cash	673,187
Cash at Beginning of Period	139,407
Cash at End of Period (including foreign currency)	$812,594
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$344,410
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$210,324

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 27

FINANCIAL HIGHLIGHTS	March 31, 2019

	Period Ended March 31, 2019 (Unaudited)		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015(a)
Per Share Data:
Net asset value, beginning of period	$1,046.28		$1,112.09	$1,068.74	$962.31	$1,000.00
Income from investment operations:
Net investment income(b)	37.38		89.02	94.86	93.30	1.51
Net gain (loss) on investments (realized and unrealized)	(58.20)		(47.58)	48.43	106.74	(37.20)
Total from investment operations	(20.82)		41.44	143.29	200.04	(35.69)
Less distributions from:
Net investment income	(53.63)		(107.25)	(99.94)	(93.61)	—
Total distributions to shareholders	(53.63)		(107.25)	(99.94)	(93.61)	—
Common shares’ offering expenses charged to paid-in capital	—		—	—	—	(2.00)
Net asset value, end of period	$971.83		$1,046.28	$1,112.09	$1,068.74	$962.31
Total Return(c)
Net asset value	(1.86%)		3.84%	13.60%	22.66%	(3.77%)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$63,933		$72,161	$84,358	$84,850	$76,140
Ratio to average net assets of:
Net investment income, including interest expense	7.79	%(e)	8.19%	8.35%	10.18%	1.26%
Total expenses, including interest expense(d)	3.52	%(e)	3.08%	2.64%	2.09%	1.69%
Portfolio turnover rate	6%		21%	53%	27%	65%

(a)	Since commencement of operations: August 13, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a redemption on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. A return calculated for a period of less than one year is not annualized.

(d)	Excluding interest expense, the operating expense ratios for the periods shown below would be:

Period ended		Year ended September 30,
March 31, 2019	2018	2017	2016
2.53%	2.49%	2.11%	1.95%

(e)	Annualized.

See notes to financial statements.

28 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	March 31, 2019

Note 1 – Organization
Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

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Open-end investment companies are valued at their net asset value per share (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA”, or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Discounts or premiums on debt securities

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purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized as interest income when received.
(c) Senior Loans
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
(d) Interests in When-Issued Securities
The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.
(e) Currency Translations
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt, if any, is shown on as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

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Foreign exchange unrealized appreciation or depreciation on assets and liabilities, other than investments, if any, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.
(f) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.
(g) Distributions to Shareholders
The Fund intends to pay substantially all of its net investment income, if any, to common shareholders through quarterly distributions. These distributions will consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
(h) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative

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instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund may utilize derivatives for the following purpose:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.
The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a quarterly basis:

	Average Value
Use	Purchased	Sold
Hedge	$111,415	$1,035,845

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign	Unrealized depreciation on forward foreign
	currency exchange contracts	currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2019:

Asset Derivative Investments Value
Forward Foreign Currency Exchange Risk
$1,322

Liability Derivative Investments Value
Forward Foreign Currency Exchange Risk
$6,820

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2019

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended March 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended March 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$24,718

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$6,627

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

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For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument				Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency	$1,322	$—	$1,322	$(1,322)	$—	$—
exchange contracts

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument				Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse Repurchase	$17,475,118	$—	$17,475,118	$(17,475,118)	$—	$ —
Agreements
Forward foreign currency	6,820	—	6,820	(1,322)	—	5,498
exchange contracts

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Note 5 – Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM, under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.625% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.
GFIA engages external service providers to perform other necessary services for the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

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Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 –Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2019

Fund’s assets. For the period ended March 31, 2019, the average daily balance for which reverse repurchase agreements were outstanding amounted to $23,613,258. The weighted average interest rate was 2.79%. At March 31, 2019, there was $17,475,118 in reverse repurchase agreements outstanding.
As of March 31, 2019, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty Name	Interest Rates	Maturity Dates	Repurchase Price
Bank of America	2.84%-2.93%	04/8/2019 - 04/22/2019	$ 4,674,869
Barclays Capital, Inc.	2.10%*	Open Maturity	103,427
BNP Paribas	2.95%-2.99%	04/11/2019 - 04/25/2019	6,266,904
CIBC World Markets Corp.	2.80%	04/5/2019	1,516,625
JPMorgan	0.75%	04/8/2019	1,176,172
RBC Capital Markets, LLC	2.99%	04/18/2019 - 04/25/2019	3,737,121
Total			$17,475,118

*
The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at March 31, 2019.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of March 31, 2019, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and Continuous	Up to 30 days	Total
Corporate Bonds	$103,422	$17,371,696	$17,475,118
Gross amount of recognized liabilities
for reverse repurchase agreements	$103,422	$17,371,696	$17,475,118

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 8 –Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
The Fund is subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid excise tax of $169,350 or $2.54 per share, attributable to calendar year 2018.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and

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has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.
At March 31, 2019, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$82,337,082	$2,203,671	$(4,754,217)	$(2,550,546)

Note 9 –Securities Transactions
For the period ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$ 5,144,704	$ 14,007,167

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period March 31, 2019, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$ 1,520,009	$ 5,215,313	$ (114,855)

Note 10 –Unfunded Loan Commitments
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of March 31, 2019. The Fund is obligated to fund these loan commitments at the borrower’s discretion.
The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of March 31, 2019, the total amount segregated in connection with reverse repurchase agreements and unfunded loan commitments was $38,478,416.
The unfunded loan commitments as of March 31, 2019, were as follows:

Borrower	Maturity Date	Face Amount	Value
Mavis Tire Express Services Corp.	03/20/25	$61,276	$1,685

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Note 11 –Restricted Securities
The security below is considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Beverages & More, Inc.
11.50% due 06/15/22	06/16/17	$441,601	$372,500

Note 12 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 65,786 issued and outstanding. Transactions in common shares were as follows:

	Period Ended March 31, 2019	Year Ended September 30, 2018
Beginning Shares	68,969	75,855
Common shares redeemed through tender offer	(3,403)	(7,312)
Common shares issued through dividend reinvestment	220	426
Ending shares	65,786	68,969

Tender Offer
During the period ended March 31, 2019, the Board approved two tender offers. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding.

Tender Expiration Dates	Tender Offer (2.5% of outstanding shares as of expiration)	Shares Tendered	Purchase Price (NAV on Expiration)
January 7, 2019	1,681	11,968	$958.46
April 5, 2019	1,642	16,416	$977.49

In any given quarter, the Adviser may or may not recommend to the Board that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no other tender offers will be conducted during the term of the Fund.
Note 13 – Recent Regulatory Reporting Updates
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of March 31, 2019, the Fund has fully adopted the provisions of the ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2019

Note 14 –Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
Note 15 –Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 41

OTHER INFORMATION (Unaudited)	March 31, 2019

Federal Income Tax Information
In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

42 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	March 31, 2019

Name, Address* and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees
Randall C. Barnes (1951)	Trustee	Since 2015	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-Present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2015	Current: Retired.	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chair of the Audit Committee	Since 2015	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present) Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2015	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 43

OTHER INFORMATION (Unaudited) continued	March 31, 2019

Name, Address* and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Independent Trustees continued
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2015	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49
Current: PPM Funds Board (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004 - present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2015
Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
				48
Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004- present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

44 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	March 31, 2019

Name, Address* and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
Interested Trustee
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2015 (Vice President) Since 2015 (Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	48	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Adviser and/or the parent of the Investment Adviser.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 45

OTHER INFORMATION (Unaudited) continued	March 31, 2019

OFFICERS
Name, Address* and Year of Birth	Position(s) held with the Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2015
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present)

Former: AML Officer, certain funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2015
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

46 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) concluded	March 31, 2019

Name, Address* and Year of Birth	Position(s) held with the Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
Margaux Misantone (1978)	AML Officer	Since 2017
Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2015
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2015
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015
Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 47

DIVIDEND REINVESTMENT PLAN (Unaudited)	March 31, 2019

Under the Fund’s dividend reinvestment plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.
Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Trust Company, N.A., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Computershare Trust Company, N.A. through the Internet as specified below, in writing at the address specified below or by calling the telephone number specified below.
Under the Plan, distributors, including any capital gain distributions, will be automatically reinvested in additional Common Shares at the net asset value determined on the reinvestment date.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.
In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.
Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at (866)488-3559.

48 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION (Unaudited)	March 31, 2019

Board of Trustees
Randall C. Barnes

Donald A. Chubb, Jr.

Jerry B. Farley

Roman Friedrich III

Amy J. Lee*

Ronald A. Nyberg

Ronald E. Toupin, Jr.,
Chairman

* This Trustee is an “interested person” (as
defined in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Fund because of
her affiliation with Guggenheim Investments.

Principal Executive Officers
Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 49

FUND INFORMATION (Unaudited) continued	March 31, 2019

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Energy & Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Energy & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/xgeix or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/xgeix. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

50 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

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ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(05/19)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF - GEI - SAR - 0319

Item 2.  Code of Ethics.
Not required at this time.
Item 3.  Audit Committee Financial Expert.
Not required at this time.

Item 4.  Principal Accountant Fees and Services.
Not required at this time.
Item 5.  Audit Committee of Listed Registrants.
 Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)          Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form NCSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The registrant has not participated in securities lending activities during the period covered by this report.

(b)	Not applicable.

Item 13.  Exhibits.
(a)(1)  Not applicable.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)  Not applicable.

(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Energy & Income Fund
By:       /s/ Brian E. Binder
Name:   Brian E. Binder
Title:     President and Chief Executive Officer
Date:     June 7, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:          /s/ Brian E. Binder
Name:     Brian E. Binder
Title:       President and Chief Executive Officer
Date:       June 7, 2019
By:          /s/ John L. Sullivan
Name:     John L. Sullivan
Title:       Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:       June 7, 2019